Exhibit 10.21

AMENDMENT NO. 1 TO BRIDGE LOAN AGREEMENT AND NOTES

AMENDMENT NO. 1 TO BRIDGE LOAN AGREEMENT AND NOTES (this “Amendment”), dated as of September 30, 2009, by and among Amarin Corporation plc (the “Company”) and the Lenders party hereto.

WHEREAS, pursuant to that certain Bridge Loan Agreement, dated as of July 31, 2009, among the Company and the Lenders party thereto (the “Bridge Agreement”) the Company issued Notes as of July 31, 2009 to the Lenders (the “Notes”; undefined capitalized terms used herein, shall have the meanings ascribed thereto in the Notes or the Bridge Agreement, as applicable);

WHEREAS, the Company and the Lenders party hereto, who constitute the Required Lenders, have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Bridge Agreement and the Notes as set forth below;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Bridge Agreement and Notes. The definition of “Term Date” in the Notes is amended by replacing it in its entirety with the following:

“Term Date” means October 16, 2009.

Section 2. Representations and Warranties. The Company represents and warrants to the Lenders as of the date hereof:

(a) It is duly organized, validly existing and in good standing under the laws of England and Wales and is duly qualified and in good standing to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required.

(b) The execution and delivery of this Amendment is all within its corporate powers, has been duly authorized by all necessary action, has, or by the time of its execution and delivery shall have, received any necessary governmental or regulatory approval, and does not and will not contravene or conflict with any provision of (i) law, rule, regulation or ordinance, (ii) its certificate of incorporation or by-laws; or (iii) any agreement binding upon it or any of its properties, as the case may be.

(c) This Amendment executed by the Company is the legal, valid and binding obligation of the Company, enforceable against it, in accordance with its respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(d) The Company has a sufficient number of Ordinary Shares duly authorized and reserved for issuance upon conversion of the Notes and exercise of the Warrants. The Ordinary

Shares issued upon conversion of the Notes and exercise of the Warrants in accordance with the terms thereof will be validly issued, fully paid and nonassessable and free from all taxes or liens created by the Company, with the holders being entitled to all rights accorded to the holders of the Company’s Ordinary Shares.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf’ format shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Governing Law; Jurisdition; Waiver of Jury Trial; Service of Process. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT-OF-LAW PROVISIONS. IN CONNECTION WITH THE ADJUDICATION OF ANY DISPUTES RELATING TO THIS AMENDMENT, EACH PARTY HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK, BOROUGH OF MANHATTAN; PROVIDED, THAT EACH PARTY SUBMITS TO THE JURISDICTION OF ANY OTHER COURT IN WHICH A CLAIM RELATING TO THIS AMENDMENT IS VALIDLY BROUGHT BY ANY THIRD PARTY AGAINST THE OTHER PARTY; (B) WAIVES, AND AGREES NOT TO ASSERT, (1) ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF, OR ANY OBJECTION TO THE LAYING OF VENUE IN, ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM AND (2) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY; AND (C) AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S ADDRESS AS PROVIDED HEREIN SHALL BE EFFECTIVE WITH RESPECT TO ANY MATTER FOR WHICH IT HAS SUBMITTED TO JURISDICTION HEREBY. A JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN ANY OTHER COURTS TO WHOSE JURISDICTION THE APPLICABLE PARTY MAY BE SUBJECT. EACH PARTY (X) CERTIFIES THAT NO AGENT OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (Y) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THE AMENDMENT CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS AND CERTIFICATIONS IN THIS SECTION.

Section 5. Headings. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement and shall not affect the construction of this Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMARIN CORPORATION PLC,

By:	/s/ Alan Cooke
Name:	Alan Cooke
Title:	COO

LENDERS:

SUNNINGHILL LIMITED

By:	/s/ Alan Cooke	/s/ SJ Kleis
Name:	C. Le Masurier 30.9.09	SJ Kleis 30.9.09
Title:	Director	Director

MIDSUMMER VENTURES, LP

By:
Name:
Title:

MIDSUMMER INVESTMENT, LIMITED

By:
Name:
Title:

LENDERS:

SUNNINGHILL LIMITED

By:
Name:
Title:

MIDSUMMER VENTURES, LP

By:	/s/ Joshua Thomas
Name:	Joshua Thomas
Title:	Authorized Signatory

MIDSUMMER INVESTMENT, LIMITED

By:	/s/ Joshua Thomas
Name:	Joshua Thomas
Title:	Authorized Signatory